SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 23, 2003


                          KRISPY KREME DOUGHNUTS, INC.
             (Exact name of registrant as specified in its charter)


       North Carolina               001-16485                  56-2169715
------------------------------    ---------------       ------------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
of incorporation)                  File Number)            Identification No.)

           370 Knollwood Street
      Winston-Salem, North Carolina                         27103
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(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (336) 725-2981
                                                   --------------


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Item 5. Other Events

     As previously announced on January 24, 2003, Krispy Kreme Doughnuts, Inc. entered into a merger agreement to acquire Montana Mills Bread Co., Inc. ("Montana Mills"). The holders of a majority of the outstanding shares of Montana Mills have consented to the merger. A copy of the agreement and plan of merger dated January 23, 2003 relating to the proposed acquisition and a form of the stockholders' consent are attached hereto as exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit No.   Description

         2.1 Agreement and Plan of Merger by and among Krispy Kreme Doughnuts, Inc., Oliver Acquisition Corp. and Montana Mills Bread Co., Inc. dated as of January 23, 2003.

         99.1          Form of Stockholders' Consent



                                      -2-
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KRISPY KREME DOUGHNUTS, INC.


Dated:  January 30, 2003      By:    /s/ Randy S. Casstevens
                                     ------------------------------------------
                                     Name:  Randy S. Casstevens
                                     Title: Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.     Description

2.1 Agreement and Plan of Merger by and among Krispy Kreme Doughnuts, Inc., Oliver Acquisition Corp. and Montana Mills Bread Co., Inc. dated as of January 23, 2003.

99.1            Form of Stockholders' Consent